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                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7


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Section 7.3 Indenture                                                          Distribution Date:                  2/17/2004
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
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes

              Class A Note Interest Requirement                     704,550.00
              Class B Note Interest Requirement                      73,631.25
              Class C Note Interest Requirement                     145,406.25
                      Total                                         923,587.50

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

              Class A Note Interest Requirement                        1.11833
              Class B Note Interest Requirement                        1.40250
              Class C Note Interest Requirement                        2.15417

(iii)  Aggregate Outstanding Principal Balance of the Notes

              Class A Note Principal Balance                       630,000,000
              Class B Note Principal Balance                        52,500,000
              Class C Note Principal Balance                        67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account            7,500,000.00

(v)    Required Owner Trust Spread Account Amount                 7,500,000.00
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                                                  By:
                                                          --------------------

                                                  Name:   Patricia M. Garvey
                                                  Title:  Vice President